SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 30, 2003
                                                         ----------------

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                  File No. 1-8989              13-3286161
         --------                  ---------------              ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

                  383 Madison Avenue, New York, New York 10179
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (212) 272-2000
                                                           --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (former name or former address, if changed since last report)

Item 5. Other Events
        ------------

            Filed herewith are copies of:

      (a)   Form of Appointment of Additional Agents and Terms Agreement.

      (b) Form of Medium-Term Note, Series B (Principal Protected SECTOR SELECTOR Note).

      (c) Opinion of Cadwalader, Wickersham & Taft as to legality of the Principal Protected SECTOR SELECTOR Notes due 2008 Linked to a Basket of U.S. Sector Exchange Traded Funds to be issued by the Company.

      (d) Opinion of Cadwalader, Wickersham & Taft as to certain federal income tax consequences described in the Pricing Supplement, dated January 30, 2003, to the Prospectus Supplement and the Prospectus, each dated January 25, 2002, included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-76894).

      (e)   Consent of Cadwalader, Wickersham & Taft.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

      (a)   Financial Statements of Businesses Acquired:

            Not applicable.

      (b)   Pro Forma Financial Information:

            Not applicable.

      (c)   Exhibits:

            The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-76894) as exhibits to such Registration Statement:

            1(i)    Form of Appointment of Additional Agents and Terms
                    Agreement.

            4(b)(8) Form of Medium-Term Note, Series B (Principal Protected
                    SECTOR SELECTOR Note).

            5(a) Opinion of Cadwalader, Wickersham & Taft as to legality of the Principal Protected SECTOR SELECTOR Notes due 2008 Linked to a Basket of U.S. Sector Exchange Traded Funds to be issued by the Company.


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

            8(a) Opinion of Cadwalader, Wickersham & Taft as to certain federal income tax consequences (Included in Exhibit 5(a)).

            23(c)   Consent of Cadwalader, Wickersham & Taft (Included in
                    Exhibit 5(a)).


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE BEAR STEARNS COMPANIES INC.

                                        By:

                                           /s/ Marshall J Levinson
                                           ------------------------------
                                           Marshall J Levinson
                                           Controller
                                           (Principal Accounting Officer)

Dated: February 5, 2003


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

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
-----------       -----------

1(i)              Form of Appointment of Additional Agents and Terms Agreement.

4(b)(8) Form of Medium-Term Note, Series B (Principal Protected SECTOR SELECTOR Note).

5(a) Opinion of Cadwalader, Wickersham & Taft as to legality of the Principal Protected SECTOR SELECTOR Notes due 2008 Linked to a Basket of U.S. Sector Exchange Traded Funds to be issued by the Company.

8(a) Opinion of Cadwalader, Wickersham & Taft as to certain federal income tax consequences (Included in Exhibit 5(a)).

23(c)             Consent of Cadwalader, Wickersham & Taft (Included in Exhibit
                  5(a)).


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